SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 22, 2003

FLORIDA BANKS, INC.

(Exact Name of Registrant as Specified in Charter)

Florida (State or Other Jurisdiction of Incorporation)	0-24683 (Commission File Number)	58-2364573 (IRS Employer Identification No.)

5210 Belfort Road Suite 310 Jacksonville, Florida (Address of Principal Executive Offices)	32256 (Zip Code)

Registrant’s telephone number, including area code: (904) 332-7772

N/A
(Former Name or Former Address; if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS.

Exhibit No.	Description

99.1	Press Release dated April 22, 2003

ITEM 9. REGULATION FD DISCLOSURE

     The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

     The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

     On April 22, 2003, Florida Banks, Inc. issued a press release (the “Press Release”) announcing its financial results for the first quarter ended March 31, 2003. A copy of the Press Release is attached as Exhibit 99.1. The Press Release is incorporated herein by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLORIDA BANKS, INC.

By: /s/ T. Edwin Stinson, Jr.

T. Edwin Stinson, Jr. Chief Financial Officer

April 25, 2003

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Exhibit Index

Exhibit No.	Description

99.1	The press release of Registrant dated April 22, 2003

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